Exhibit 10.1

EXECUTION VERSION

RESTATEMENT AGREEMENT

Restatement Agreement (this “Restatement Agreement”) dated as of February 5, 2014, by and among MEDIACOM COMMUNICATIONS CORPORATION, a Delaware corporation (“MCC”), MEDIACOM LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Parent Guarantor”), MEDIACOM ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Illinois”); MEDIACOM INDIANA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Indiana”); MEDIACOM IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Iowa”); MEDIACOM MINNESOTA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Minnesota”); MEDIACOM WISCONSIN LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Wisconsin”); ZYLSTRA COMMUNICATIONS CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota (“Zylstra”); MEDIACOM ARIZONA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Arizona”); MEDIACOM CALIFORNIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom California”); MEDIACOM DELAWARE LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Delaware”); and MEDIACOM SOUTHEAST LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“Mediacom Southeast” and, together with Mediacom Illinois, Mediacom Indiana, Mediacom Iowa, Mediacom Minnesota, Mediacom Wisconsin, Zylstra, Mediacom Arizona, Mediacom California, and Mediacom Delaware, the “Borrowers”), each of the lenders party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., a national banking corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the definitions provided therefor in the Existing Credit Agreement (as defined below).

WHEREAS, the Borrowers, certain lenders and the Administrative Agent entered into a credit agreement dated as of October 21, 2004 (the “Original Credit Agreement,” as amended, supplemented and modified and in effect on the date hereof, the “Existing Credit Agreement”);

WHEREAS, Section 11.04 of the Existing Credit Agreement provides that the Existing Credit Agreement may be amended by the Borrowers and the Majority Lenders; and

WHEREAS, the Borrowers and the Majority Lenders have agreed to amend and restate the Existing Credit Agreement in its entirety in the form attached as Annex A;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendment and Restatement of Existing Credit Agreement. The Existing Credit Agreement is hereby amended and restated in its entirety in the form attached as Annex A.

SECTION 2. Conditions to Effectiveness. This Restatement Agreement shall become effective upon satisfaction of each of the conditions set forth in Section 6.01 of Annex A.

SECTION 3. No Other Amendments. Except as hereby amended and except as provided below, the terms and provisions of each Loan Document shall remain in full force and effect (including the security interest of the Administrative Agent under the Loan Documents). The Administrative Agent and the Borrowers are hereby authorized to enter into such amendments to the other Loan Documents and the Exhibits to the Existing Credit Agreement as the Administrative Agent shall determine are necessary or desirable to reflect the amendment and restatement of the Existing Credit Agreement pursuant to this Restatement Agreement.

SECTION 4. GOVERNING LAW. THIS RESTATEMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Counterparts. This Restatement Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of this Restatement Agreement by facsimile or other electronic means shall be equally effective as delivery of the original executed counterpart of this Restatement Agreement. Any party delivering an executed counterpart of this Restatement Agreement by facsimile or other electronic means shall also deliver an original executed counterpart of this Restatement Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Restatement Agreement.

SECTION 6. Headings. The headings of this Restatement Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have executed the Restatement Agreement as of the date first written above.

BORROWERS

MEDIACOM ILLINOIS LLC
MEDIACOM INDIANA LLC
MEDIACOM IOWA LLC
MEDIACOM MINNESOTA LLC
MEDIACOM WISCONSIN LLC
MEDIACOM ARIZONA LLC
MEDIACOM CALIFORNIA LLC
MEDIACOM DELAWARE LLC
MEDIACOM SOUTHEAST LLC

By:	Mediacom LLC, Member
By:	Mediacom Communications Corporation, Member

By:
	Name:	Mark E. Stephan
	Title:	EVP & CFO

ZYLSTRA COMMUNICATIONS CORP.

By:
	Name:	Mark E. Stephan
	Title:	EVP & CFO

Title:	MEDIACOM LLC
By:	Mediacom Communications Corporation, a Member

By:
	Name:	Mark E. Stephan
	Title:	EVP & CFO

MEDIACOM COMMUNICATIONS
CORPORATION

By:
	Name:	Mark E. Stephan
	Title:	EVP & CFO

Mediacom LLC - Signature Page to Restatement Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:
	Name:	Ann B. Kerns
	Title:	Vice President

Mediacom LLC - Signature Page to Restatement Agreement

ANNEX A

Annex A is filed as Exhibit 10.2 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 of Mediacom LLC.